SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 6, 2002




                               AVADO BRANDS, INC.
             (Exact name of Registrant as Specified in its Charter)


         Georgia                        0-19542             59-2778983
------------------------------     ----------------   ---------------------
(State or other Jurisdiction of    (Commission File       (IRS Employer
Incorporation or Organization)          Number)         Identification No.)



         Hancock at Washington
           Madison, Georgia                                30650
----------------------------------------      ------------------------------
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Item 5. Other Events.

     On August 6, 2002, the Board of Directors (the "Board") of Avado Brands, Inc. (the "Company") adopted a shareholders rights plan pursuant to a Rights Agreement (the "Rights Agreement") and authorized and declared a dividend of one Preferred Stock Purchase Right (a "Right") with respect to each outstanding share of common stock, par value $0.01 per share ("Common Stock"), of the Company. The dividend is payable on September 4, 2002 to the shareholders of record on that date (the "Record Date"), and to each holder of shares of Common Stock issued thereafter until redemption of the Rights. Except as set forth below, each Right entitles the holder of record to purchase from the Company at any time after the Distribution Date (as defined below) one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Junior Preferred Stock"), at a price of $9.50 per one-thousandth of one share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in the Rights Agreement.

     Initially, the Rights will attach to all certificates representing Common Stock then outstanding, and no separate Rights Certificates (as hereinafter defined) will be distributed. The Rights will become exercisable and separate from the Common Stock upon the earlier to occur of (i) ten days following the earlier of (x) the first public announcement or (y) the first public disclosure that a person or group of affiliated or associated persons, subject to certain exceptions, has acquired beneficial ownership of 15% or more of the outstanding Common Stock (such person or group, subject to certain exceptions, being hereinafter referred to as an "Acquiring Person" and such earlier date in clause
(x) or (y) being hereinafter  referred to as the "Share  Acquisition  Date"); or
(ii) ten business days (or such later date as the Board of Directors of the Company may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in a person or group, subject to certain exceptions, becoming the beneficial owner of 15% or more of the outstanding Common Stock (the earlier of such times in clauses (i) and (ii) being called the "Distribution Date"). Common Stock beneficially owned by the Company or any subsidiary of the Company will not be considered outstanding for purposes of calculating the percentage ownership of any person.

     Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with, and only with, the Common Stock. Until the Distribution Date (or earlier redemption or expiration), new Common Stock certificates issued after the Record Date upon transfer or new issuance will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates of Common Stock outstanding as of the Record Date, even without such notation, also will constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Rights Certificates alone will evidence the Rights. The Rights are not exercisable until the Distribution Date. The Rights will expire at the close on business on September 4, 2007, unless earlier redeemed by the Company as described below.

     Each of the following Persons (as defined in the Rights Agreement) will not be deemed to be an Acquiring Person even if they have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock of the Company: (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or any subsidiary of the Company, (iv) any Person who would otherwise have become an Acquiring Person solely by virtue of a reduction in the number of shares of outstanding Common Stock unless and until such Person shall become the beneficial owner of any additional shares of Common Stock, (vi) any Person who has become an Acquiring Person inadvertently, as determined in good faith by the Continuing Directors, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, (vi) certain other Persons which beneficially own 15% or more of the outstanding shares of Common Stock as of the date hereof, subject to certain conditions.

     If any Person becomes an Acquiring Person, each holder of a Right will thereafter have the right (the "Flip-In Right") to receive, in lieu of shares of Junior Preferred Stock and upon payment of the Purchase Price, Common Stock (or in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. Notwithstanding the foregoing, all Rights that are, or were, beneficially owned by an Acquiring Person or any affiliate or associate thereof will be null and void and not exercisable.

     If, at any time on or after a Person becomes an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Stock immediately prior to the consummation of the transaction are not the holders of all of the voting power of the surviving corporation, or (ii) more than 50% of the Company's assets, cash flow or earning power is sold or transferred other than in the ordinary course of the Company's business, then each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, in lieu of Junior Preferred Stock and upon exercise and payment of the Purchase Price, common shares of the acquiring company having a value equal to two times the Purchase Price. If a transaction would otherwise result in a holders having a Flip-In Right as well as a Flip-Over Right, then only the Flip-Over Right will be exercisable. If a transaction results in a holders having a Flip-Over Right subsequent to a transaction resulting in a holders having a Flip-In Right, a holder will have Flip-Over Rights only to the extent such holder's Flip-In Rights have not been exercised.

     The Purchase Price payable, and the number of shares of Junior Preferred Stock, or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of the Junior Preferred Stock of certain rights or warrants to subscribe for Junior Preferred Stock or convertible securities at less than the current market price of the Junior Preferred Stock, or (iii) upon the distribution to holders of the Junior Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above). However, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1%.

     The number of outstanding Rights and the number of one one-thousandths of a share of Junior Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     Junior Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Junior Preferred Stock will be entitled to a minimum preferential quarterly dividend payment equal to $1 per share, but will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of shares of Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share but will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Junior Preferred Stock will have 1,000 votes, in each case voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which the shares of Common Stock are exchanged, each share of Junior Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

     Because of the nature of the dividend, liquidation and voting rights of the Junior Preferred Stock, the value of the one one-thousandth interest in a share of Junior Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     The Company is not required to issue fractional shares of Junior Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Junior Preferred Stock, which may, at the election of the Company be evidenced by depositary receipts), and in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current value of one one-thousandth of a share of Junior Preferred Stock. Following the triggering of the Flip-In Rights, the Company will not be required to issue fractional shares of Common Stock upon exercise of the Rights and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of Common Stock.

     In general, the Company may redeem the Rights at a price of $0.001 per Right (subject to adjustment), at any time prior to the earlier of the Share Acquisition Date and the date on which the Rights expire. Notwithstanding the foregoing and subject to applicable law, a majority of the Continuing Directors on the Board (defined to include incumbent Directors of the Company and their successors who are nominated for election by a majority of the incumbent Directors, but specifically excluding representatives of Acquiring Persons) must concur with the redemption of the Rights on or following the date (i) a person becomes an Acquiring Person or (ii) a majority of the Board is replaced due to the actions of any person or persons who may become an Acquiring Person or who may cause a Flip-in Event or Flip-over Event.

     At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person of beneficial ownership of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the then outstanding and exercisable Rights (other than Rights owned by an Acquiring Person, which will have become null and void), in whole or in part, for shares of Common Stock, each Right being exchangeable for one share of Common Stock or common share equivalents equal to one share of Common Stock, subject to adjustment. Notwithstanding the foregoing and subject to applicable law, a majority of the Continuing Directors on the Board must concur with the exchange of any of the Rights on or following the date (i) a person becomes an Acquiring Person or (ii) a majority of the Board is replaced due to the actions of any person or persons who may become an Acquiring Person or who may cause a Flip-in Event or Flip-over Event.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The issuance of the Rights is not taxable to the Company or to shareholders under presently existing federal income tax law, and will not change the way in which shareholders can presently trade the Company's Common Stock. If the Rights should become exercisable, shareholders, depending on then existing circumstances, may recognize taxable income.

     Subject to applicable law, the Rights Agreement may be amended in certain instances so long as there are Continuing Directors and a majority of such Continuing Directors vote in favor of the proposed amendment. The Rights Agreement may be amended without the approval of any holders of Rights Certificates, including amendments that increase or decrease the Purchase Price, that add other events requiring adjustment to the Purchase Price payable and the number of the Preferred Shares or other securities issuable upon the exercise of the Rights or that modify procedures relating to the redemption of the Rights, except that no amendment may be made that decreases the stated Redemption Price to an amount less than $.001 per Right.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a Person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. Accordingly, the existence of the Rights may deter certain acquirors from making takeover proposals or tender offers. However, the rights plan helps ensure that the Company's shareholders receive fair and equal treatment in the event of any proposed takeover of the Company. The adoption of the plan is not in response to any specific takeover threat or proposal, but is a precaution taken to protect the rights of the Company's shareholders.

     The foregoing description is qualified in its entirety by reference to the description of the Rights and their terms set forth in the Rights Agreement, a copy of which is filed herewith and incorporated herein by reference. A copy of the press release issued by the Company on August 13, 2002 also announcing the declaration of the dividend of Rights is filed herewith and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                      4.1 Rights Agreement, dated as of August 13, 2002, between Avado Brands, Inc. and SunTrust Bank, as Rights Agent, including the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement)).

                     99.1 Press release dated August 13, 2002 by Avado Brands, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AVADO BRANDS, INC.
                                          (Registrant)


                                          By: /S/Louis J. Profumo
                                              -------------------------
                                              Louis J. Profumo
                                              Chief Financial Officer


Date: August 13, 2002